UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2021

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On December 9, 2021, in connection with its previously-announced share repurchase program, Par Pacific Holdings, Inc. (the “Company”) established a prearranged trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to repurchase up to $20 million worth of its common stock. The Rule 10b5-1 trading plan will permit Company common stock to be repurchased at times when the Company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The Rule 10b5-1 trading plan will be administered by an independent broker and will be subject to preset price, volume, and timing restrictions set forth in the plan.
Repurchases of shares under the Rule 10b5-1 plan are also intended to comply with the requirements of Rule 10b-18 under the Exchange Act. Since repurchases under the plan are subject to certain restrictions, there is no guarantee as to the number of shares, if any, that will be repurchased under the plan, and the Company may suspend or terminate the plan at any time. Any repurchases under the Rule 10b5-1 plan will be disclosed in the Company’s periodic reports under the Exchange Act.
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding potential repurchases by the Company of its common stock. By their nature, forward-looking statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of the Company’s securities listed on the New York Stock Exchange; and unexpected or unplanned developments with respect to the Company’s liquidity. The Company does not undertake to update any forward-looking statements, including those contained in this report. For further information regarding risks and uncertainties associated with the Company, please refer to the “Risk Factors” section of the Company’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	December 10, 2021	/s/ James Matthew Vaughn
James Matthew Vaughn
Chief Administrative Officer and General Counsel

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